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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report                                           June 16, 2000
(Date of earliest event reported)

                               LEE PHARMACEUTICALS
            (exact name of registrant as specified in its character)

                                   CALIFORNIA
                 (State to other jurisdiction of incorporation)


        1-7335                                         95-2680312
------------------------                   -----------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


       1444 Santa Anita Avenue,                          91733
      South El Monte, California                       (Zip Code)
(Address of principal executive offices)


                                 (626) 442-3141
              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT

    (a) Caldwell, Becker, Dervin, Petrick & Co., was engaged as the Registrant's principal independent accountant for the year ended September 30, 2000, on June 16, 2000. Prior to the date, George Brenner, Certified Public Accountant, had been retained as the Registrant's principal independent accountant. George Brenner, Certified Public Accountant, was unable to proceed with the audit engagement because of his failure to obtain the insurance he believed was necessary.

    (b) None of the reports of George Brenner, Certified Public Accountant, for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Such opinions did state that the financial statements had been prepared assuming that the Company will continue as a going concern and referenced the Company's current and recurring losses from operations, its inability to generate sufficient cash flow from normal operations and management's plans in regard to these matters.

    (c) No reportable event, as defined in Item 304 of Regulation S-K, has occurred in the Company's two most recent fiscal years or any subsequent interim period.

    (d) In connection with his audits for the period October 27, 1995 (the date George Brenner, Certified Public Accountant was engaged), through June 16, 2000, there have been no disagreements with George Brenner, Certified Public Accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of George Brenner, Certified Public Accountant, would have caused him to make reference in connection with his report to the subject matter.

    (e) A letter dated June 16, 2000, addressed to the Commission from George Brenner, Certified Public Accountant, stating whether or not he agrees with the statements made by the Registrant herein is filed as Exhibit 16 hereto.

    (f) The decision to change independent accountants was approved by the Board of Directors of the Registrant. The Registrant does have an audit committee.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (C) Exhibits.

        16. Letter regarding change in certifying accountant.



                                    SIGNATURE


         Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEE PHARMACEUTICALS

Date: June 20, 2000               By: /s/ RONALD G. LEE
      ------------------              ------------------------------------
                                          RONALD G. LEE
                                          Chairman of the Board, President and
                                          Chief Financial and Accounting Officer